SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2003

LEHMAN ABS CORPORATION

________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	333-108503	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

________________________________________________________________________

745 Seventh Avenue

New York, New York 10019

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

Item 5.

OTHER EVENTS

Filing of Forms

On November 14, 2003, LEHMAN ABS CORPORATION (the “Company”) is filing forms of a Trust Agreement, a Servicing Agreement and a Mortgage Loan Sale and Assignment Agreement.  The form of Trust Agreement is annexed hereto as Exhibit 4.6.  The form of Servicing Agreement is annexed hereto as Exhibit 4.7.  The form of Mortgage Loan Sale and Assignment Agreement is annexed hereto as Exhibit 4.8.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

Information and Exhibits

(a)

Financial Statements of business acquired.

Not applicable.

(b)

Pro Forma financial information.

Not applicable.

(c)

Exhibit No.

Description

4.6

Form of Trust Agreement

4.7

Form of Servicing Agreement

4.8

Form of Mortgage Loan Sale and Assignment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN ABS CORPORATION

By:  /s/ Joseph J. Kelly

Name:  Joseph J. Kelly

Title:    Senior Vice President

Dated: November 14, 2003

Exhibit Index

Exhibit           Description

4.6

Form of Trust Agreement

4.7

Form of Servicing Agreement

4.8

Form of Mortgage Loan Sale and Assignment Agreement